Exhibit 10.1

CREDIT COMMITMENT INCREASE AGREEMENT

dated as of October 19, 2011

among

TITAN MACHINERY INC.
a Delaware corporation,

as Borrower,

THE FINANCIAL INSTITUTIONS PARTY HERETO,

as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

BANK OF AMERICA, N.A.

as Co-Documentation Agent

COBANK,  ACB

as Co-Documentation Agent

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Book Runner

CREDIT COMMITMENT INCREASE AGREEMENT

This CREDIT COMMITMENT INCREASE AGREEMENT (“Agreement”), dated as of October 19, 2011, is among TITAN MACHINERY INC., a Delaware corporation (“Borrower”), the several financial institutions party to this Agreement as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent.  This Agreement relates to that certain Credit Agreement dated October 31, 2010 by and among Borrower, Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, L/C Issuer, and Swing Line Lender, as amended by the First Amendment to Credit Agreement dated May 31, 2011 (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Credit Agreement.

RECITALS

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, Borrower has requested that the Aggregate Working Capital Commitments be increased by $25,000,000.00 and that the Aggregate Floorplan Commitments be increased by $25,000,000.00; and

WHEREAS the Administrative Agent and Lenders have agreed to increase the Aggregate Working Capital Commitments and Aggregate Floorplan Commitments pursuant to the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

AGREEMENT

SECTION 1.               ADDITIONAL COMMITMENTS

1.1          Upon the Additional Commitments Effective Date, the Aggregate Working Capital Commitments will be increased to $75,000,000.00 and each Lender’s Working Capital Commitment and Working Capital Percentage Share will be as set forth on Exhibit A attached hereto.

1.2          Upon the Additional Commitments Effective Date, the Aggregate Floorplan Commitments will be increased to $200,000,000.00 and each Lender’s Floorplan Commitment and Floorplan Percentage Share will be as set forth on Exhibit A attached hereto.

1.3          The Additional Commitments Effective Date for this increase of the Aggregate Working Capital Commitments and Aggregate Floorplan Commitments shall be October 19, 2011.

SECTION 2.               EXPENSES

Borrower shall pay all expenses and costs of Administrative Agent (including, without limitation, the attorney fees and expenses of counsel for Administrative Agent) in connection with the preparation, negotiation, execution and approval of this Agreement and any and all other documents, instruments and things contemplated hereby, whether or not such transactions are consummated, together with all other expenses and costs incurred by Administrative Agent chargeable to Borrower pursuant to the terms of the Credit Agreement which are unpaid at such time.

SECTION 3.               CONDITIONS PRECEDENT

The Aggregate Working Capital Commitments and Aggregate Floorplan Commitments shall not be increased until the following conditions precedent are satisfied as determined by Administrative Agent:

3.1         Delivery by Borrower to Administrative Agent of Working Capital Loan Notes and Floorplan Loan Notes payable to each Lender in the amount of each Lender’s new commitment amounts, in form and substance reasonably acceptable to Administrative Agent;

3.2         Delivery by Borrower to Administrative Agent of an executed Closing Certificate in the form required by Section 2.14(b) of the Credit Agreement;

3.3         No Default shall have occurred and be continuing or shall occur as a result of the increase in the amount of the Aggregate Working Capital Commitments and Aggregate Floorplan Commitments;

3.4         Payment by Borrower to Administrative Agent of all amounts owed to Administrative Agent in connection with this Agreement under the Engagement Letter among Borrower, Wells Fargo Bank, N.A., and Wells Fargo Securities, LLC dated September 27, 2011; and

3.5         Delivery by Borrower to Administrative Agent of such other documents, certificates, and resolutions as Administrative Agent may request.

SECTION 4.               RATIFICATION; ESTOPPEL; REAFFIRMATION

4.1          Borrower hereby reaffirms and ratifies the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby.

4.2          Borrower hereby reaffirms to Administrative Agent and to each Lending Party that each of the representations, warranties, covenants and agreements set forth in the Credit Agreement and the other Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof.

4.3          Borrower further represents and warrants that, as of the date hereof, it has no counterclaims, defenses or offsets of any nature whatsoever to the Obligations or any of the Loan Documents and that as of the date hereof no unwaived Default or Event of Default by Borrower, Administrative Agent or any Lending Party has occurred or exists under any of the Loan Documents.

2

4.4          Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Credit Agreement and other Loan Documents, as amended, modified and supplemented hereby by this Agreement, represent the valid, binding, enforceable and collectible obligations of Borrower.

4.5          Borrower hereby affirms, acknowledges and confirms that the provisions of this Agreement shall be a part of the Credit Agreement and Loan Documents for all purposes.

4.6          Borrower affirms and acknowledges that the recitals to this Agreement are true and accurate and are hereby incorporated into this Agreement.

SECTION 5.               GOVERNING LAW; JURISDICTION; ETC.

5.1          GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

5.2          SUBMISSION TO JURISDICTION.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT TO WHICH EACH IS A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURTS OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURTS.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER PARTY OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

5.3          WAIVER OF VENUE.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 3.5.2.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

5.4          SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

3

SECTION 6.               COUNTERPARTS; SEVERABILITY

6.1          This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.2          If any term or provision of this Agreement, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

SECTION 7.               WAIVER OF RIGHT TO JURY TRIAL

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM.  EACH OF THE PARTIES HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL ON SUCH MATTERS.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 8.               FINAL EXPRESSION

THIS WRITTEN AGREEMENT IS THE FINAL EXPRESSION OF THE AGREEMENT TO THE CREDIT AGREEMENT AMONG THE PARTIES HERETO AS THE SAME EXISTS TODAY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES HERETO.

BY SIGNING BELOW, THE PARTIES HERETO HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN THEMSELVES WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT OR OF THE CREDIT AND SECURITY AGREEMENT GENERALLY.

[SIGNATURE PAGES FOLLOW]

4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

Borrower:

TITAN MACHINERY INC.,
a Delaware corporation

By:	/s/ Ted O. Christianson
Ted O. Christianson, Vice President of Finance

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as Administrative Agent

By:	/s/ Mark T. Lundquist
Name:	Mark T. Lundquist
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as a Lender

By:	/s/ Mark T. Lundquist
Name:	Mark T. Lundquist
Title:	Vice President

LENDER:

COBANK, ACB

By:	/s/ Jason Lueders
Name:	Jason Lueders
Title:	Vice President

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Don Stafford
Name:	Don Stafford
Title:	SVP

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Magnus McDowell
Name:	Magnus McDowell
Title:	Vice President

LENDER:

BANK OF THE WEST
a California banking corporation

By:	/s/ Brian Hunter
Name:	Brian Hunter
Title:	Vice President

EXHIBIT A

CREDIT COMMITMENT INCREASE AGREEMENT

FLOORPLAN LOANS

Lender	Commitment Amount	Percentage Share
Wells Fargo Bank, N.A.	$71,444,444.44	35.722222222222%
CoBank, ACB	$35,888,888.89	17.944444444444%
Bank of America, N.A.	$35,888,888.89	17.944444444444%
U.S. Bank, N.A.	$27,000,000.00	13.500000000000%
Bank of the West	$18,111,111.11	9.055555555556%
Bremer Bank, N.A.	$11,666,666.67	5.833333333333%
TOTAL	$200,000,000.00	100.000000000000%

WORKING CAPITAL LOANS

Lender	Commitment Amount	Percentage Share
Wells Fargo Bank, N.A.	$27,000,000.00	36.000000000000%
CoBank, ACB	$13,666,666.67	18.222222222222%
Bank of America, N.A.	$13,666,666.67	18.222222222222%
U.S. Bank, N.A.	$10,333,333.33	13.777777777778%
Bank of the West	$7,000,000.00	9.333333333333%
Bremer Bank, N.A.	$3,333,333.33	4.444444444444%
TOTAL	$75,000,000.00	100.000000000000%

2

FORM OF WORKING CAPITAL LOAN NOTE

$	October 19, 2011

FOR VALUE RECEIVED, Titan Machinery Inc., a Delaware corporation (“Borrower”) hereby promises to pay to                            (the “Lender”), the principal sum of                                        or such lesser amount as shall equal the aggregate outstanding principal balance of the Working Capital Loans made by the Lender to the Borrower pursuant to that certain Credit Agreement, dated as of October 31, 2010, among Borrower, the Subsidiary Guarantors party thereto, the several financial institutions party thereto as Lenders, and Wells Fargo Bank, National Association, a national banking association, as Administrative Agent, Swing Line Lender and L/C Issuer (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), on or before the Working Capital Maturity Date specified in the Credit Agreement; and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

The Borrower shall make all payments hereunder, for the account of the Lender’s applicable Lending Office, to the Administrative Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

The Borrower hereby authorizes the Lender to record on the schedule(s) annexed to this Note the date and amount of each Working Capital Loan and of each payment or prepayment of principal made by the Borrower and agree that all such notations shall be conclusive absent manifest error with respect to the matters noted; provided, however, that the failure of the Lender to make any such notation shall not affect the Borrower’s obligations hereunder.

This Note is one of the Notes referred to in the Credit Agreement.  This Note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein.  Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

The transfer, sale or assignment of any rights under or interest in this Note is subject to certain restrictions contained in the Credit Agreement, including Section 10.06 thereof.

To the extent set forth in the Credit Agreement, the Borrower shall pay all reasonable fees and expenses, including attorneys’ fees, incurred by the Lender in the enforcement or attempt to enforce any of the Borrower’s obligations hereunder not performed when due.  The Borrower hereby waives notice of presentment, demand, protest or notice of any other kind.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

[signature page to follow]

3

IN WITNESS WHEREOF, Borrower has duly executed this Note effective on the date first written above.

TITAN MACHINERY INC.,
a Delaware corporation

By:
Name: Ted O. Christianson
Title: Vice President of Finance

FORM OF FLOORPLAN LOAN NOTE

$	October 19, 2011

FOR VALUE RECEIVED, Titan Machinery Inc., a Delaware corporation (“Borrower”) hereby promises to pay to                        (the “Lender”), the principal sum of                                            or such lesser amount as shall equal the aggregate outstanding principal balance of the Floorplan Loans made by the Lender to the Borrower pursuant to that certain Credit Agreement, dated as of October 31, 2010, among Borrower, the Subsidiary Guarantors party thereto, the several financial institutions party thereto as Lenders, and Wells Fargo Bank, National Association, a national banking association, as Administrative Agent, Swing Line Lender and L/C Issuer (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), on or before the Floorplan Maturity Date specified in the Credit Agreement; and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

The Borrower shall make all payments hereunder, for the account of the Lender’s applicable Lending Office, to the Administrative Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

The Borrower hereby authorizes the Lender to record on the schedule(s) annexed to this Note the date and amount of each Floorplan Loan and of each payment or prepayment of principal made by the Borrower and agree that all such notations shall be conclusive absent manifest error with respect to the matters noted; provided, however, that the failure of the Lender to make any such notation shall not affect the Borrower’s obligations hereunder.

This Note is one of the Notes referred to in the Credit Agreement.  This Note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein.  Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

The transfer, sale or assignment of any rights under or interest in this Note is subject to certain restrictions contained in the Credit Agreement, including Section 10.06 thereof.

To the extent set forth in the Credit Agreement, the Borrower shall pay all reasonable fees and expenses, including attorneys’ fees, incurred by the Lender in the enforcement or attempt to enforce any of the Borrower’s obligations hereunder not performed when due.  The Borrower hereby waives notice of presentment, demand, protest or notice of any other kind.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

[signature page to follow]

2

IN WITNESS WHEREOF, Borrower has duly executed this Note effective on the date first written above.

TITAN MACHINERY INC.,
a Delaware corporation

By:
Name: Ted O. Christianson
Title: Vice President of Finance